1933 Act Registration No. 333-76152

1940 Act Registration No. 811-8174

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 6	☒

Thrivent Variable Insurance Account A

(Exact name of Registrant)

Thrivent Financial for Lutherans

(Name of Depositor)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (612) 340-7215

James M. Odland

Vice President of

Thrivent Financial for Lutherans

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2006 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thrivent Financial for Lutherans

Prospectuses

Flexible Premium Variable Life Insurance

May 1, 2006

Thrivent Variable Insurance Account A
Thrivent Series Fund, Inc.

THRIVENT VARIABLE INSURANCE ACCOUNT A

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes a variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate net premiums to one or more of the six Subaccounts of Thrivent Variable Insurance Account A (the “Variable Account”) according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”).

The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the six corresponding Portfolios of the Fund—the Thrivent Mid Cap Growth Portfolio, the Thrivent Partner International Stock Portfolio, the Thrivent Large Cap Growth Portfolio, the Thrivent High Yield Portfolio, the Thrivent Income Portfolio and the Thrivent Money Market Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated Value is guaranteed.

The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2006.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Contract Owner’s or the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charges	Upon receipt of each premium payment	5% of each premium payment
			Current	Maximum
Premium Processing Charge	Upon receipt of each premium payment	Automatic Payment Plans:	$.75 per payment	$1.00 per payment

		All Other Payments:	$2.00 per payment	$2.00 per payment

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Maximum Contingent Deferred Sales Charge (CDSC)[1]
Minimum and Maximum Charge	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)[2]	$0.54 to $21.36 per $1,000 of decrease in Face Amount during the first Contract Year ($0.51 to $31.17 per $1,000 of decrease in Face Amount during the first Contract Year for VUL 1 Contracts)
Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)

$0.54 to $21.36 per $1,000 of decrease in Face Amount during the first year following the increase ($0.51 to $31.17 per $1,000 of decrease in Face Amount during the first year following the increase for VUL 1 Contracts)

Charge for a male, issue age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $100,000 in the first Contract Year	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$1.68 per $1,000 of decrease in Face Amount during the first Contract Year ($1.80 per $1,000 of decrease in the first Contract Year for VUL 1 Contracts)
	Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)	$1.68 per $1,000 of decrease in Face Amount during the first year following the increase ($1.80 per $1,000 of decrease in Face Amount during the first year following the increase for VUL 1 Contracts)

1 The CDSC will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount).

2 From February 1994 to May 1997, we issued an earlier version of the Contract, referred to in this prospectus as “VUL 1 Contracts”.

FEE TABLES

Transaction Fees, cont.

Charge	When Charge is Deducted	Amount Deducted

Maximum Deferred Administrative Charge[3]
Minimum and Maximum Charge	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$1.80 to $18 per $1,000 of amount of coverage ($2.40 to $8.40 per $1,000 of amount of coverage for VUL 1 Contracts)

	Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)	$1.80 to $18 per $1,000 of amount of increase in coverage ($2.40 to $8.40 per $1,000 of amount of increase in coverage for VUL 1 Contracts)
Charge for a male, issue age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a face amount of $100,000 in the first Contract Year	Upon surrender, lapse, or decrease in Face Amount any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$9.00 per $1,000 of amount of coverage ($4.80 per $1,000 of amount of coverage for VUL 1 Contracts)
	Upon surrender, lapse, or decrease of any requested increase in Face Amount at any time before 180 Monthly Deductions have been made after the effective date of the increase (120 Monthly Deductions for VUL 1 Contracts)	$9.00 per $1,000 of amount of increase in coverage ($4.80 per $1,000 of amount of increase in coverage for VUL 1 Contracts)

Partial Surrender Charge	Upon a partial surrender	$25 or 2% of the surrender amount, whichever is less, from the amount withdrawn
		Current	Maximum
Transfer Charge[4]	Upon each transfer in excess of 12 per Contract Year	$20 per transfer	$20 per transfer

3 The Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. The Deferred Administrative Charge will be reduced in level amounts as Monthly Deductions are made so that the Deferred Administrative Charge will be zero as of the monthly Anniversary when the 180th Monthly Deduction is made (or zero after 180 Monthly deductions have been made following an increase in Face Amount). For VUL 1 Contracts, the Deferred Administrative Charge continues for 120 months instead of 180 months.

4 The Transfer Charge applies to VUL 1 Contracts only.

FEE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[5]
Minimum and Maximum Charge	Monthly	$0.02 to $83.33 per $1,000 of Face Amount ($0.03 to $83.33 per $1,000 of Face Amount for VUL 1 Contracts)

Charge for a male, issue age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a face amount of $100,000, in the first Contract Year	Monthly	$0.11 per $1,000 of Face Amount

Basic Monthly Administrative Charge	Monthly	$10.00 ($4.00 for VUL 1 Contracts)

Maximum Initial Monthly Administrative Charge[6]	Monthly until 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts)	$0.10 per $1,000 of Face Amount ($0.07 per $1,000 of Face Amount for VUL 1 Contracts)
		Current	Maximum
Mortality and Expense Risk Charge	Daily	Annual rate of .60% of average daily net assets of each Subaccount	Annual rate of .75% of average daily net assets of each Subaccount

Loan Interest	In advance at the time any Contract loan is made (for the rest of the Contract Year) and on each Contract Anniversary thereafter (for that entire Contract Year)[7]	Accrues daily at an annual rate of 7.4%, which is equivalent to a fixed rate of 8% per year

5 The Cost of Insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The Cost of Insurance charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the Cost of Insurance charges applicable to your Contract. More detailed information concerning your Cost of Insurance charges is available on request by calling 1-800-847-4836

6 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 months instead of 180 months.

7 If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted

Additional Benefit or Rider Charges
Accidental Death Rider[8]
Minimum and Maximum Charge	Monthly	$0.03 to $0.36 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year	Monthly	$0.05 per $1,000 of rider coverage
Disability Waiver Rider[8]
Minimum and Maximum Charge	Monthly	2.5% to 90% of amount to be waived

Charge for issue age 35 in the first Contract Year	Monthly	3.0% of amount to be waived
Spouse Insurance Rider[8]
Minimum and Maximum Charge	Monthly	Cost of Insurance charges of $0.02 to $83.33 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.01 to $0.10 per $1,000 of rider coverage (For VUL 1 Contracts, Cost of Insurance charges of $0.03 to $83.33, plus Initial Monthly Charges of $0.02 to $0.07, plus Basic Monthly Administrative Charge of $2.00)

Charge for a female, issue age 35, in the preferred nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $100,000, in the first Contract Year	Monthly	Cost of Insurance charges of $0.08 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.03 per $1,000 of rider coverage (For VUL 1 Contracts, Cost of Insurance charges of $0.11 per $1,000 of rider coverage, plus Initial Monthly Charges of $0.04 per $1,000 of rider coverage)

8 The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-874-4836.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Charge is Deducted	Amount Deducted
Child Insurance Rider	Monthly	$0.45 per $1,000 of rider coverage
Guaranteed Increase Rider[8]
Minimum and Maximum Charge	Monthly	$0.04 to $0.15 per $1,000 of rider coverage

Charge for a male, issue age 35 in the first Contract Year	Monthly	$0.15 per $1,000 of rider coverage
Cost of Living Rider[9]	Not applicable	No charge
Accelerated Benefits Rider	Not applicable	No charge

8 The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-874-4836.

9 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees and other expenses)	0.45%	0.94%

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits, risks and other provisions in more detail. Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this Prospectus describes the differences in the VUL 1 Contracts.

Contract Benefits

Flexibility

The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for

♦	life insurance coverage on the named Insured;

♦	an Accumulated Value;

♦	surrender rights and Contract loan privileges; and

♦	a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly Deductions will be made from the Contract.

The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See “PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums”. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See “CONTRACT BENEFITS”.

Investment Options

You allocate the Net Premium payments to one or more of the six Subaccounts of the Variable Account:

♦	the Thrivent Mid Cap Growth Subaccount,

♦	the Thrivent Partner International Stock Subaccount,

♦	the Thrivent Large Cap Growth Subaccount,

♦	the Thrivent High Yield Subaccount,

♦	the Thrivent Income Subaccount, and

♦	the Thrivent Money Market Subaccount.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Death Proceeds and Death Benefit Options

As long as the Contract remains in force, we will pay the death proceeds to the Beneficiary upon receipt of due proof of death of the Insured.

For all Contracts except those issued in New York or VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For contracts issued in New York, if the Insured dies before the Contract Anniversary on or next following

SUMMARY OF CONTRACT BENEFITS AND RISKS

the Insured’s 100th birthday (the “Maturity Date”), the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. See “CONTRACT BENEFITS—Death Benefits” and “OTHER INFORMATION—Additional Insurance Benefits”.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death). Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

♦	additional insurance coverage for accidental death;

♦	waiver of selected amount in the event of total disability;

♦	term insurance on the Insured’s spouse;

♦	term insurance on the Insured’s children;

♦	a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

♦	a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “OTHER INFORMATION—Additional Insurance Benefits” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

CharitAbility® is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See “OTHER INFORMATION—CharitAbility®.”

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Flexibility to Adjust Amount of Death Benefit

You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in

SUMMARY OF CONTRACT BENEFITS AND RISKS

part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”. Increases and decreases in Face Amount may have tax consequences.

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. See “CONTRACT BENEFITS—Death Benefits—Changes in Face Amount”. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege. See “CONTRACT RIGHTS—Free Look Privileges” and “CONTRACT RIGHTS—Exchange Privileges”.

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount (“Minimum Face Amount”) for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this Prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

♦	the Contract Anniversary on or next after the Insured’s 71st birthday (for contracts issued in New York, the Insured’s 66th birthday) or

♦	the Contract Anniversary at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

SUMMARY OF CONTRACT BENEFITS AND RISKS

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee by paying the necessary premium. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See “CONTRACT RIGHTS—Loan Privileges”. For VUL 1 Contracts, the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Surrender of the Contract

You may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt, any Decrease Charge, and the amount, if any, needed to cover unpaid Monthly Deductions. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See “CONTRACT RIGHTS—Surrender Privileges”.

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

SUMMARY OF CONTRACT BENEFITS AND RISKS

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.

We do not guarantee a minimum Accumulated Value. See “CONTRACT BENEFITS—Accumulated Value and Cash Surrender Value”. The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects

♦	the investment performance of the chosen Subaccounts of the Variable Account,

♦	any Net Premiums paid,

♦	any partial surrenders,

♦	any loans,

♦	any loan repayments,

♦	any loan interest paid or credited, and

♦	any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

♦	continuation of the Contract,

♦	the Cash Surrender Value (which determines various other rights under the Contract),

♦	determining the amount available for Contract loans,

♦	computation of cost of insurance charges, and

♦	may be relevant to the computation of Death Benefits.

The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”. In general, subject to the Death Benefit Guarantee, the Contract will lapse when

♦	Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

♦	Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice which will specify the payment required to keep the Contract in force and the length of the grace period.

Surrender Risks

There is partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See “CONTRACT RIGHTS—Surrender Privileges”.

SUMMARY OF CONTRACT BENEFITS AND RISKS

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee.

Tax Treatment of Accumulated Value

Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed- premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See “FEDERAL TAX MATTERS”.

Tax Treatment of Death Benefits Received by the Beneficiary

Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary will generally not be taxed on the proceeds. See “FEDERAL TAX MATTERS”.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract owners under the Contracts.

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund.

The following summarizes each portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner International Stock Portfolio. To achieve long-term growth of capital by investing

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”), which involve greater risks than higher quality investments.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

We are the investment adviser to the Fund, and we are registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, we determine which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. We implement the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. We have engaged Mercator Asset Management LP and T. Rowe Price International, Inc. to co-subadvise the Thrivent Partner International Stock Portfolio.

Shares of the Fund are currently sold to other Portfolios of the Fund, to several insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to participants in retirement plans sponsored by us. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws.

♦	Changes in Federal income tax law.

♦	Changes in the investment management of the Fund.

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund’s shares by one or more of the separate accounts, which could have adverse consequences.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General

As long as the Contract remains in force, we will pay the death proceeds of the Contract, upon due proof of the Insured’s death, to the named Beneficiary in accordance with the designated Death Benefit Option. See “PAYMENT AND ALLOCATION OF PREMIUMS— Contract Lapse and Reinstatement”. The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See “CONTRACT BENEFITS—Payment of Contract Benefits”. The amount payable under the designated Death Benefit Option will be

CONTRACT BENEFITS

reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as this Contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Proceeds will always be at least equal to the Face Amount.

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies at or after Attained Age 100, the amount payable will be the Cash Surrender Value on the date of death. For Contracts issued in New York, if the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A

The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death):

Specified Attained Age	Percentage	Specified Attained Age	Percentage
40 or less	250%	44	222%
41	243	45	215
42	236	46	209
43	229	47	203

Specified Attained Age	Percentage	Specified Attained Age	Percentage
48	197%	65	120%
49	191	66	119
50	185	67	118
51	178	68	117
52	171	69	116
53	164	70	115
54	157	71	113
55	150	72	111
56	146	73	109
57	142	74	107
58	138	75 to 90	105
59	134	91	104
60	130	92	103
61	128	93	102
62	126	94	101
63	124	95 to 99	100
64	122

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an

CONTRACT BENEFITS

Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B

The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

CONTRACT BENEFITS

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000-$10,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000-$10,000). If the Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000-$10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

A change in Death Benefit Option may have tax consequences, depending on the circumstances.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See “PAYMENT AND ALLOCATION OF PREMIUMS— Amount and Timing of Premiums—Premium Limitations”.

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract’s Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount

Subject to certain limitations (see “Decreases” and “Increases” below), generally you may increase your Contract’s Face Amount in force or decrease your Contract’s Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. (For Contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance.) The effective date of the decrease will be the Monthly Anniversary on or next after we receive written notice. An increase in Face Amount may have tax consequences. See “FEDERAL TAX MATTERS”. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

CONTRACT BENEFITS

Decreases

A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. See “CONTRACT BENEFITS—Death Benefit—Change in Death Benefit Option”. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”.

Increases

An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of

CONTRACT BENEFITS

the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”.

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount at any time before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract. See “CONTRACT RIGHTS—Free Look Privileges” and “CONTRACT RIGHTS—Exchange Privileges”.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount. See “CONTRACT BENEFITS—Death Benefit Guarantee—Death Benefit Guarantee Premium”.

Net Amount at Risk

You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value) in one of several ways as insurance needs change. These include

♦	increasing or decreasing the Face Amount,

♦	changing the level of premium payments, and,

♦	to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

♦	A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease

CONTRACT BENEFITS

Charge applicable to the decrease). See “CONTRACT BENEFITS—Death Benefits—Death Benefit Options”. If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and CHARGES AND DEDUCTIONS—Monthly Deduction”.

♦	An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” above. If the net amount at risk is increased, the Monthly Deduction will increase as well. See “CONTRACT BENEFITS—Death Benefits—Increases”.

♦	Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See “Payment and Allocation of Premiums—Contract Lapse and Reinstatement—Lapse”.

♦	Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

♦	Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the net amount at risk.

♦	A partial surrender will reduce the Death Benefit. See “CONTRACT RIGHTS—Surrender Privileges”. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values. See “CONTRACT RIGHTS— Surrender Privileges—Partial Surrender”. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). See “CONTRACT BENEFITS—Death Benefit Guarantee”. The Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction and (2) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any

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Contract Debt and any Decrease Charge). See “CONTRACT RIGHTS—Surrender Privileges”. There is no guaranteed minimum Accumulated Value. Because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract’s Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined on each Valuation Date. On each Valuation Date, the Contract’s Accumulated Value will be (a) plus (b) where:

(a)	is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount’s Unit Value on the date by the number of Subaccount Units allocated to the Contract; and

(b)	is the value attributable to the Contract in the Loan Account on the Valuation Date. See “CONTRACT RIGHTS—Loan Privileges”.

Determination of Number of Units

Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

♦	any Net Premiums allocated to the Subaccount during the current Valuation Period;

♦	any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

♦	any repayments of the Contract Debt during the current Valuation Period; and

♦	any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

♦	any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;

♦	any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

♦	the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and

♦	any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract’s Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value

At the end of each Valuation Period, the Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

CONTRACT BENEFITS

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is currently 0.60% and guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for those Contracts issued in New York and VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For Contracts issued in New York, if the Insured dies before the Maturity Date, the proceeds of the Contract will consist of the Contract Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, we will pay the Cash Surrender Value on the Maturity Date, and the Contract will be terminated.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

You may decide the form in which the proceeds will be paid. During the Insured’s lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from

CONTRACT BENEFITS

the Contract that would be otherwise payable upon the death of the Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

Settlement Options

You may elect an option by Written Notice to us during the Insured’s lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured’s death, and the death proceeds have not been paid.

Option 1—Interest Income

The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2—Income of a Fixed Amount

Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3—Income for a Fixed Period

Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4—Life Income with Guaranteed Period

Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee’s beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5—Other Options

The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this Prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the

CONTRACT BENEFITS

extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years.

You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans (see “CONTRACT RIGHTS—Loan Privileges”) or partial surrenders (see “CONTRACT RIGHTS—Surrender Privileges”), you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of (a) and (b) where:

(a)	is the amount of the partial surrender or unpaid Contract loan; and

(b)	is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (i) and (ii) where:

(i)	is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

(ii)	is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by “deeming” the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

CONTRACT BENEFITS

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans. See “PAYMENT AND ALLOCATION OF PREMIUMS”, “CONTRACT RIGHTS—Loan Privileges” and “CONTRACT RIGHTS—Surrender Privileges”.

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured’s Attained Age 71 (Attained Age 66 for contracts issued in New York) and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (3 to 29 years for contracts issued in New York and 6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under “Reinstatement”.

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following monthly anniversary of the contract 31 days after we send written notice of termination.

Death Benefit Guarantee Premium

The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

♦	the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class (see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Cost of Insurance”);

♦	a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

♦	the applicable Initial Monthly Charge (see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”);

CONTRACT BENEFITS

♦	the charge for any additional insurance benefits added by rider (see “OTHER INFORMATION—Additional Insurance Benefits”); and

♦	the basic monthly administrative charge (see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Basic Monthly Administrative Charge”).

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

♦	the Insured’s gender,

♦	the Insured’s Attained Age,

♦	the Insured’s premium class,

♦	the Face Amount,

♦	the Death Benefit Option, and

♦	which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third party checks.

Scheduled Premiums

You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, on the appropriate Thrivent form.

The initial Scheduled Premium on an annualized basis is shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See “CONTRACT BENEFITS—Death Benefits” and “CONTRACT BENEFITS—Death Benefit Guarantee”. Thus, even if you pay Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever

♦	the Cash Surrender Value is insufficient to pay the Monthly Deduction or

♦	the Contract Debt exceeds the Accumulated Value less a Decrease Charge, and

PAYMENT AND ALLOCATION OF PREMIUMS

♦	in either case if a grace period expires without your making an adequate payment. See “Contract Lapse and Reinstatement” below.

Death Benefit Guarantee Premium

The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determined a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See “Contract Lapse and Reinstatement” below.

Moreover, subject to the requirements described above regarding the Minimum Conditional Insurance Premium and the Minimum Contract Issuance Premium (see “Issuance of a Contract” above), and to the minimum and maximum premium limitations described below, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for Contracts issued in New York or VUL 1 Contracts ). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code generally provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner’s request (see “CONTRACT BENEFITS—Death Benefits—Ability to Change Face Amount”) or made as a result of a partial surrender (see “CONTRACT RIGHTS—Surrender Privileges—Partial Surrender”), or a change in the Death Benefit Option (see “CONTRACT RIGHTS—Death Benefits—Change in Death Benefit Option”), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less the Premium Expense Charges. See “CHARGES AND DEDUCTIONS—Premium Expense Charges”. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a

PAYMENT AND ALLOCATION OF PREMIUMS

non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Glossary for definition of “Valuation Date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any Accumulation Units on any days that Thrivent Financial is not open for business.

In the application for the Contract, you indicated how your Net Premiums should be allocated to the Subaccount(s) of the Variable Account. The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with Written Notice or by telephone (if you have completed the Telephone Transaction Authorization Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by sending us Written Notice or by telephone (if you have completed the Telephone Transaction Authorization Form). The total amount that you transfer each time must be at least $500 (unless the total cash value in a Subaccount is less than $500, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of 12 transfers per year. We may postpone transfers in certain circumstances. See “OTHER INFORMATION—Postponement of Payments”. Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $500 or more, any amount can be transferred from the various Subaccounts (for example, $250 from the Money Market Subaccount and $250 from the Income Subaccount, or any other combination that totals $500 or more). A Contract Owner may transfer a total of less than $500 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone Transfers

Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or

PAYMENT AND ALLOCATION OF PREMIUMS

fraudulent instructions. Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

We reserve the right to suspend or limit telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or sooner if the NYSE closes prior to 3:00 p.m.) on a Valuation Date will use the Accumulation Unit Value as of the close of business on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of business of the following Valuation Date.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Written Request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit.

Special Transfer Service—Dollar Cost Averaging

We administer a dollar cost averaging program that enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after

PAYMENT AND ALLOCATION OF PREMIUMS

the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), lapse will only occur when

♦	the Cash Surrender Value is insufficient to cover the Monthly Deduction or

♦	Contract Debt exceeds the Accumulated Value less any Decrease Charge, and

♦	in either case if a grace period expires without a sufficient payment.

Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of “Contract Debt” in Appendix A), the Cash Surrender Value (which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge. The notice will specify the payment required to keep the Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (1) increase the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (2) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New Jersey and New York, at the commencement of the grace period, we will transfer your Contract’s Accumulated Value

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attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For Contracts issued in New Jersey and New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See “Allocations of Premiums and Accumulated Value” above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Reinstatement

A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

♦	Written application for reinstatement;

♦	Evidence of insurability satisfactory to us;

♦	Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

♦	A payment that is sufficient to cover:

(1)	payment of any unpaid Monthly Deductions for the grace period; and

(2)	a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

♦	the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

♦	any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less

♦	any Monthly Deductions and any loan interest due for the grace period; less

♦	the Monthly Deduction for the next Contract Month.

PAYMENT AND ALLOCATION OF PREMIUMS

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see “CHARGES AND DEDUCTIONS— Accumulated Value Charges—Decrease Charge—Amount of Contingent Deferred Sales Charge”). Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

♦	providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

♦	administering the Contract;

♦	assuming certain risks in connection with the Contract; and

♦	incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges

Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract’s Accumulated Value in the Variable Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See “Charges Against Accumulated Value—Decrease Charge” below.

The sales charges in any Contract Year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and Expense Risk Charge. See “Accumulated Value Charges—Mortality and Expense Risk Charge” below.

Premium Processing Charge

We will deduct an amount equal to $2.00 per premium payment ($.75 for automatic payment plans) to

CHARGES AND DEDUCTIONS

compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge—Initial Face Amount

At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent Deferred Sales Charge, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts).

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see “CONTRACT BENEFITS—Death Benefit Guarantee”), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

CHARGES AND DEDUCTIONS

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge—Increases in Face Amount

If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the “guideline annual premium”, as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine “the amount of premiums attributable to the increase” because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

Amount of Deferred Administrative Charge

At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s gender, and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured’s Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix B.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the

CHARGES AND DEDUCTIONS

basis of the Insured’s gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See “Monthly Deduction” below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an “acceleration” of the amounts that otherwise would have been paid during this period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”.

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an “acceleration” of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured’s spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

CHARGES AND DEDUCTIONS

Method of Deduction and Effect of Decrease Charge

The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

♦	the amount available for Contract loans (see “CONTRACT RIGHTS—Loan Privileges”),

♦	the amount available in connection with full or partial surrenders (see “CONTRACT RIGHTS—Surrender Privileges”), and

♦	the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee (see “CONTRACT BENEFITS—Death Benefit Guarantee”), determine the Contract’s duration and possible lapse (see “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”).

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See “Charges Against Accumulated Value—Monthly Deductions” below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase.

CHARGES AND DEDUCTIONS

Reinstatement of Decrease Charge

If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the “Monthly Deduction”) to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

♦	the cost of insurance,

♦	insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

♦	the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance

Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL I Contracts, the annual rate is 4.0%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)	the initial Face Amount;

(2)	successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

(3)	any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the

CHARGES AND DEDUCTIONS

applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See “CONTRACT BENEFITS—Death Benefits—Accumulated Value and Cash Surrender Value”.

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See “EMPLOYMENT-RELATED BENEFIT PLANS”.

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than

CHARGES AND DEDUCTIONS

Insureds who are classified as tobacco users. (VUL I Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. (A preferred premium class is not available on VUL I Contracts.) An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. (We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18. For VUL I Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.)

Monthly Administration Charge

We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge—a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the “Initial Monthly Charge”) following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts or Contracts issued in New York). For VUL I Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured’s Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured’s gender and upon whether the Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face Amount will be determined from Appendix C. As shown in Appendix C, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for Increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the

CHARGES AND DEDUCTIONS

Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured’s gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” above. We will not, however, be reimbursed twice for these expenses. As described above in “CHARGES AND DEDUCTIONS—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the

CHARGES AND DEDUCTIONS

Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges

The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See “OTHER INFORMATION—Additional Insurance Benefits”.

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the “Mortality and Expense Risk Charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of ..001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes

Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See “FEDERAL TAX MATTERS”.

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the Fee Tables above and the attached prospectus for the Fund.

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Loan Privileges

General

You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this Prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest. The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. See “CONTRACT BENEFITS—Death Benefit Guarantee”. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the beneficiary. See “CONTRACT BENEFITS—Accumulated Value and Cash Surrender Value” and “CONTRACT BENEFITS—Death Benefits”. In some cases, Contract Debt is used to determine whether the Contract will lapse. See “PAYMENT AND ALLOCATION OF PREMIUMS—Contract Lapse and Reinstatement”.

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See “OTHER INFORMATION—Postponement of Payments”.

Interest

The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than

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or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without preprinted registration), traveler’s checks, credit card courtesy checks, or third party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See “PAYMENT AND ALLOCATION OF PREMIUMS—Allocation of Premiums and Accumulated Value”.

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any loan that is included in income. See “FEDERAL TAX MATTERS”.

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by sending Written Notice to us. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See “CONTRACT BENEFITS—Payment of Contract Benefits”.

Generally you must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Surrender a value of more than $100,000;

♦	Send proceeds to any location other than address listed on the account; or

♦	Make the proceeds payable to someone other than the current owner(s).

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as

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of the date a Written Notice requesting surrender is received by us (or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date.

Partial Surrender

Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see “Partial Surrenders—Certain Other Considerations” below.

Effect of Partial Surrenders on Face Amount and Death Benefit

A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

♦	If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See “CONTRACT BENEFITS—Death Benefits”.)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to $140,000 ($100,000 + $40,000). The Face Amount is not changed.

♦	If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to

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$60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B—Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

♦	If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

♦	If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000 - $10,000) X 2.5 = $125,000).

♦	If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

(ii)	is the applicable percentage.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and

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the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

(a)	is the amount of the partial surrender, and

(b)	is the result obtained by dividing (i) by (ii) where:

(i)	is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and

(ii)	is the specified percentage.

Thus, $30,000 – (($150,000 - $100,000) (divided by) 2.5)) = $10,000.

The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders—Certain Other Considerations

The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee. See “CONTRACT BENEFITS—Death Benefit Guarantee”.

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Cost of Insurance”.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial withdrawal. See “PAYMENT AND ALLOCATION OF PREMIUMS—Amount and Timing of Premiums—Premium Limitations”.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a “modified endowment contract” will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty will be imposed on the portion of any surrender that is included in income. See “FEDERAL TAX MATTERS”.

Free Look Privileges

The Contract provides for a “free look” privilege after any increase in Face Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

•	45 days after Part I of the application for increase is signed,

•	10 days after you receive a Contract supplement for the increase in Face Amount, and

•	10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

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This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly Deduction—see “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction—Monthly Administration Charge—Initial Monthly Charge”) attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract

During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by us. This new contract will not be dependent upon future investment results of the Variable Account or any or our other separate accounts. In order to make this exchange for such a contract, you must surrender your Contract, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the “exchange date”) that we receive the exchange request and the Contract at our office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract’s provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See “FEDERAL TAX MATTERS” for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract, which are described immediately above, will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See “FEDERAL TAX MATTERS” for a discussion of the Federal income tax consequences of an exchange.

OTHER INFORMATION

Postponement of Payments

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount (or the proceeds payable if the Insured is living on the Maturity Date for a contract issued in New York) if (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner’s bank.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See “FEE TABLES” and “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Monthly Deduction”. Your representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider

This rider increases the total death benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the Contract Anniversary after the Insured’s 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender) multiplied by the amount of rider coverage.

Disability Waiver Rider

This rider credits an amount to the Contract on each Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be  1/12th of the selected amount, or the Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider

This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, premium class and Face Amount) multiplied by the amount of rider coverage. If you do not currently have this rider on your Contract, it can no longer be added.

Child Insurance Rider

This rider provides term life insurance on the Insured’s children. The amount of death benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age 21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child’s 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider

This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates.

OTHER INFORMATION

Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender) multiplied by the amount of rider coverage.

Cost of Living Rider

This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index. As a result of increasing the Face Amount, the Monthly Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider

This benefit pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See “FEDERAL TAX MATTERS.”

CharitAbility

CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive CharitAbility for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. Charitability for Life is not available on VUL I Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

♦	the withdrawal rights during any Free Look Period after an increase in Face Amount (see “CONTRACT RIGHTS—Free Look Privileges—Free Look for Increase in Face Amount”);

♦	the exchange rights during the first 24 months following the Date of Issue (see “CONTRACT RIGHTS—Exchange Privileges—Exchange of the Contract”); and

♦	the exchange rights during the first 24 months following an increase in Face Amount (see “CONTRACT RIGHTS—Exchange Privileges—Exchange of Increase in Face Amount”).

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights. This reservation of certain rights is not applicable to contracts issued in New York.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings

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that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Benefit

In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Benefit proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Surrenders from Contracts That Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this

FEDERAL TAX MATTERS

period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts That Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts That Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts That Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or

FEDERAL TAX MATTERS

requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Certain exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated

FEDERAL TAX MATTERS

Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

APPENDIX A—DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with Thrivent Financial. If no Beneficiary survives and unless otherwise provided, the Insured’s estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Financial and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate Thrivent Financial for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Financial received the first premium payment on the Contract at its office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415; and (3) any other date mutually agreed upon by Thrivent Financial and the Contract Owner. The Contract Date is the date on which the initial Net Premium payment(s) was allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month was the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

APPENDIX A—DEFINITIONS

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent Financial upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180 month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

General Account. The assets of Thrivent Financial other than those allocated to the Variable Account or any other separate account.

Initial Monthly Charge. An initial monthly charge to reimburse Thrivent Financial for administrative expenses incurred in issuing the Contract. The Initial

APPENDIX A—DEFINITIONS

Monthly Charge will be deducted as part of the first 180 Monthly Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured’s spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Financial’s General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For Contracts issued in New York, the Maturity Date is the Contract Anniversary on or next following the Insured’s 100th birthday. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.

Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. “Monthly Deduction” also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 5% sales charge ) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent Financial reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Service Center. Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

APPENDIX A—DEFINITIONS

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract’s interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract’s interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Insurance Account A, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by Thrivent Financial at its Service Center.

APPENDIX B

Deferred Administrative Charges Per $1,000 of Face Amount

The following describes the Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured’s gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Tobacco User” or “Non-Tobacco User”.

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”, the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

APPENDIX B

TABLE 1

FACE AMOUNTS LESS THAN $500,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
Attained Age	Male	Female	Male	Female	Male	Female
0-4	$7.20	$7.20
5-9	$7.20	$7.20
10-14	$7.20	$7.20
15-17	$7.20	$7.20
18-24			$9.00	$9.00	$5.40	$5.40
25-29			$9.00	$9.00	$5.40	$5.40
30-34			$10.80	$10.80	$7.20	$5.40
35-39			$12.60	$10.80	$9.00	$5.40
40-44			$14.40	$12.60	$10.80	$7.20
45-49			$16.20	$12.60	$12.60	$7.20
50-54			$18.00	$14.40	$14.40	$9.00
55-59			$18.00	$14.40	$14.40	$10.80
60-64			$18.00	$14.40	$14.40	$10.80
65-69			$18.00	$14.40	$14.40	$10.80
70-74			$18.00	$14.40	$14.40	$10.80
75-79			$18.00	$14.40	$14.40	$10.80
80-85			$18.00	$14.40	$14.40	$10.80

TABLE 2

FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
Attained Age	Male	Female	Male	Female	Male	Female
0-4	$1.80	$1.80
5-9	$1.80	$1.80
10-14	$1.80	$1.80
15-17	$1.80	$1.80
18-24			$3.60	$3.60	$1.80	$1.80
25-29			$3.60	$3.60	$1.80	$1.80
30-34			$5.40	$5.40	$3.60	$1.80
35-39			$7.20	$5.40	$3.60	$1.80
40-44			$9.00	$7.20	$5.40	$3.60
45-49			$10.80	$7.20	$7.20	$3.60
50-54			$12.60	$9.00	$10.80	$5.40
55-59			$14.40	$9.00	$12.60	$5.40
60-64			$16.20	$9.00	$14.40	$5.40
65-69			$16.20	$9.00	$14.40	$5.40
70-74			$16.20	$9.00	$14.40	$5.40
75-79			$16.20	$9.00	$14.40	$5.40
80-85			$16.20	$9.00	$14.40	$5.40

APPENDIX B

TABLE 3

FACE AMOUNTS OF $1,000,000 OR MORE

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
Attained Age	Male	Female	Male	Female	Male	Female
0-4	$1.80	$1.80
5-9	$1.80	$1.80
10-14	$1.80	$1.80
15-17	$1.80	$1.80
18-24			$1.80	$1.80	$1.80	$1.80
25-29			$1.80	$1.80	$1.80	$1.80
30-34			$3.60	$3.60	$1.80	$1.80
35-39			$3.60	$3.60	$1.80	$1.80
40-44			$5.40	$3.60	$3.60	$1.80
45-49			$7.20	$3.60	$3.60	$1.80
50-54			$9.00	$5.40	$5.40	$1.80
55-59			$9.00	$5.40	$5.40	$1.80
60-64			$9.00	$5.40	$5.40	$1.80
65-69			$9.00	$5.40	$5.40	$1.80
70-74			$9.00	$5.40	$5.40	$1.80
75-79			$9.00	$5.40	$5.40	$1.80
80-85			$9.00	$5.40	$5.40	$1.80

VUL 1 Contracts

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at VUL 1 contract issuance, and, except for Insured’s with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Smoker” or “Nonsmoker”.

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower maximum charges shown in Table 5 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 5.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled “CHARGES AND DEDUCTIONS—Accumulated Value Charges—Decrease Charge”, the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

APPENDIX B

TABLE 4

FACE AMOUNTS LESS THAN $250,000

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Non smoker
0-4	$3.60
5-9	$3.60
10-14	$4.80
15-19	$4.80
20-24		$6.00	$4.80
25-29		$6.00	$4.80
30-34		$7.20	$4.80
35-39		$7.20	$4.80
40-44		$7.20	$6.00
45-49		$8.40	$6.00
50-54		$8.40	$7.20
55-59		$8.40	$7.20
60-64		$8.40	$8.40
65-69		$8.40	$8.40
70-74		$8.40	$8.40
75-80		$8.40	$8.40

TABLE 5

FACE AMOUNTS OF $250,000 OR MORE

Maximum Deferred Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Non smoker
0-4	$2.40
5-9	$3.60
10-14	$3.60
15-19	$3.60
20-24		$4.80	$3.60
25-29		$4.80	$3.60
30-34		$6.00	$3.60
35-39		$6.00	$3.60
40-44		$6.00	$4.80
45-49		$6.00	$4.80
50-54		$6.00	$6.00
55-59		$6.00	$6.00
60-64		$6.00	$6.00
65-69		$6.00	$6.00
70-74		$6.00	$6.00
75-80		$6.00	$6.00

APPENDIX C

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following describes the Initial Monthly Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured’s gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Tobacco User” or “Non-Tobacco User”.

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured’s spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

TABLE 1

FACE AMOUNTS LESS THAN $500,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
Attained Age	Male	Female	Male	Female	Male	Female
0-4	$0.04	$0.04
5-9	$0.04	$0.04
10-14	$0.04	$0.04
15-17	$0.04	$0.04
18-24			$0.05	$0.05	$0.03	$0.03
25-29			$0.05	$0.05	$0.03	$0.03
30-34			$0.06	$0.06	$0.04	$0.03
35-39			$0.07	$0.06	$0.05	$0.03
40-44			$0.08	$0.07	$0.06	$0.04
45-49			$0.09	$0.07	$0.07	$0.04
50-54			$0.10	$0.08	$0.08	$0.05
55-59			$0.10	$0.08	$0.08	$0.06
60-64			$0.10	$0.08	$0.08	$0.06
65-69			$0.10	$0.08	$0.08	$0.06
70-74			$0.10	$0.08	$0.08	$0.06
75-79			$0.10	$0.08	$0.08	$0.06
80-86			$0.10	$0.08	$0.08	$0.06

APPENDIX C

TABLE 2

FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
Attained Age	Male	Female	Male	Female	Male	Female
0-4	$0.01	$0.01
5-9	$0.01	$0.01
10-14	$0.01	$0.01
15-17	$0.01	$0.01
18-24			$0.02	$0.02	$0.01	$0.01
25-29			$0.02	$0.02	$0.01	$0.01
30-34			$0.03	$0.03	$0.02	$0.01
35-39			$0.04	$0.03	$0.02	$0.01
40-44			$0.05	$0.04	$0.03	$0.02
45-49			$0.06	$0.04	$0.04	$0.02
50-54			$0.07	$0.05	$0.06	$0.03
55-59			$0.08	$0.05	$0.07	$0.03
60-64			$0.09	$0.05	$0.08	$0.03
65-69			$0.09	$0.05	$0.08	$0.03
70-74			$0.09	$0.05	$0.08	$0.03
75-79			$0.09	$0.05	$0.08	$0.03
80-85			$0.09	$0.05	$0.08	$0.03

TABLE 3

FACE AMOUNTS OF $1,000,000 OR MORE

Initial Monthly Charges Per $1,000 of Face Amount

	Standard (Attained Age under 18)		Tobacco User		Non Tobacco User
Attained Age	Male	Female	Male	Female	Male	Female
0-4	$0.01	$0.01
5-9	$0.01	$0.01
10-14	$0.01	$0.01
15-17	$0.01	$0.01
18-24			$0.01	$0.01	$0.01	$0.01
25-29			$0.01	$0.01	$0.01	$0.01
30-34			$0.02	$0.02	$0.01	$0.01
35-39			$0.02	$0.02	$0.01	$0.01
40-44			$0.03	$0.02	$0.02	$0.01
45-49			$0.04	$0.02	$0.02	$0.01
50-54			$0.05	$0.03	$0.03	$0.01
55-59			$0.05	$0.03	$0.03	$0.01
60-64			$0.05	$0.03	$0.03	$0.01
65-69			$0.05	$0.03	$0.03	$0.01
70-74			$0.05	$0.03	$0.03	$0.01
75-79			$0.05	$0.03	$0.03	$0.01
80-85			$0.05	$0.03	$0.03	$0.01

APPENDIX C

VUL 1 Contracts

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured’s Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled “Standard” in each table, rather than to the columns entitled “Smoker” or “Nonsmoker”.

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower charges shown in Table 5 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 5.

If the Face Amount is increased, an additional Initial Monthly Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured’s Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured’s spouse was included in the original contract or added subsequently, an additional Initial Monthly Administrative Charge is calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and smoker or nonsmoker status on the effective date of the rider is used. For a spouse with an Attained Age under 20, reference should be made to the column entitled “Standard”, rather than to the columns entitled “Smoker” or “Nonsmoker”. Spouse riders do not qualify for the lower rates in Table 5.

TABLE 4

FACE AMOUNTS OF LESS THAN $250,000

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Non smoker
0-4	$0.03
5-9	$0.03
10-14	$0.04
15-19	$0.04
20-24		$0.05	$0.04
25-29		$0.05	$0.04
30-34		$0.06	$0.04
35-39		$0.06	$0.04
40-44		$0.06	$0.05
45-49		$0.07	$0.05
50-54		$0.07	$0.06
55-59		$0.07	$0.06
60-64		$0.07	$0.07
65-69		$0.07	$0.07
70-74		$0.07	$0.07
75-80		$0.07	$0.07

APPENDIX C

TABLE 5

FACE AMOUNTS OF $250,000 OR MORE

Initial Monthly Administrative Charges Per $1,000 of Face Amount

Attained Age at Date of Issuance or Effective Date of Requested Increase, As Appropriate	Standard (Attained Age under 20)	Smoker	Non smoker
0-4	$0.02
5-9	$0.03
10-14	$0.03
15-19	$0.03
20-24		$0.04	$0.03
25-29		$0.04	$0.03
30-34		$0.05	$0.03
35-39		$0.05	$0.03
40-44		$0.05	$0.04
45-49		$0.05	$0.04
50-54		$0.05	$0.05
55-59		$0.05	$0.05
60-64		$0.05	$0.05
65-69		$0.05	$0.05
70-74		$0.05	$0.05
75-80		$0.05	$0.05

The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Contract and the Variable Account. Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports for variable products, which provide a discussion of the market conditions and investment strategies that significantly affected the recent performance of each of the Portfolios. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-THRIVENT (1-800-847-4836). You also may review information about the Contract, the Variable Account, and the Fund at the Securities and Exchange Commission Web site (www.sec.gov) or at the Public Reference Room of the SEC in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-551-8090. Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102 or by sending an e-mail to publicinfo@sec.gov.

1940 Act File No. 811-8174

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans®

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP20-1 R5-06

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statement of Additional Information Dated May 1, 2006

For

Flexible Premium Variable Life Insurance Contract

Issued By

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”). This SAI is not a prospectus and should be read together with the Prospectus for the Contract dated May 1, 2006. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Life and Health Customer Interaction Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, its name was Aid Associate for Lutherans.

Thrivent Variable Insurance Account A (the “Variable Account”) is a separate account of ours, which was established on May 8, 1993. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

•	the Contract including any attached riders, endorsements or amendments;

•	the application attached to the Contract, including any applications for increase in Face Amount; and

•	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Assignment of Ownership

You may assign your Contract by sending a Written Notice, in good order, to our Service Center any time before the death of the Insured. You may assign the Contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the Beneficiary’s rights to the benefit. Any Contract loan obtained before an assignment is recorded at our Service Center has priority over the assignment. To assign your Contract as collateral for a loan, you must send a Written Notice to our Service Center. We will give you a special form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your Written Notice, or the date we receive it in good order at our Service Center if no date appears on the Written Notice. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership. Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. See “Federal Tax Matters” in the Prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any Contract Owner, Beneficiary or collateral assignee under the Contract.

Successor Owners

If you are the owner of the Contract but you are not the Insured, you should name a successor owner who will become the owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a Written Notice to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your Written Notice or the date we receive it, in good order, at our Service Center if no date appears on the Written Notice. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Reports to Contract Owners

At least once each Contract Year, we will send you a report concerning the status of your Contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

2

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the Date of Issue. We will not contest the validity of an increase in Face Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Misstatement of Age or Gender

The values of the Contract are based on the Insured’s age and gender (in some states). If the date of birth or gender shown on the application is wrong, the Death Benefit and/or (except in New York) the Accumulated Value will be adjusted to the amount that would be provided by the most recent cost of insurance rates at the correct age or gender (in some states).

Suicide

If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Accelerated Benefits Rider

Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or (except for Contracts issued in New York and South Dakota) has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person’s entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. You may instead elect to have the benefit paid in equal periodic payments over a fixed

3

period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments. In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. Benefits paid under the Accelerated Benefits Rider may be taxable. See “FEDERAL TAX MATTERS”.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), a wholly-owned, indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the Contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent Investment Mgt. and Thrivent Financial, on behalf of itself and the separate account, are parties. Prior to July 1, 2002, Thrivent Financial Investor Services Inc. (“TFISI”), another wholly-owned subsidiary of Thrivent Financial, served as the principal underwriter of the Contract. The Contract is no longer sold. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgt. and TFISI retained $0.

2003	2004	2005
$686,385	$499,034	$313,061

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements of Thrivent Variable Insurance Account A at December 31, 2005 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Thrivent Financial at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

4

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2005, 2004 and 2003

5

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2005 and 2004, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 30, 2006

6

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2005 and 2004

(in millions)

	2005	2004
Assets
Fixed maturity securities, at fair value	$30,427	$30,844
Equity securities, at fair value	1,046	990
Mortgage loans	6,748	6,010
Contract loans	1,238	1,247
Short-term investments	2,089	2,949
Amounts due from brokers	20	7
Other investments	754	502

Total investments	42,322	42,549

Cash and cash equivalents	1,084	1,203
Accrued investment income	382	378
Receivables	147	116
Deferred acquisition costs	2,146	1,922
Property and equipment, net	146	162
Other assets	20	16
Assets held in separate accounts	11,251	10,404

Total Assets	$57,498	$56,750

Liabilities
Future contract benefits	$12,556	$11,941
Contractholder funds	23,308	23,136
Unpaid claims and claim expenses	208	203
Amounts due to brokers	1,207	1,462
Securities lending obligation	1,936	2,289
Other liabilities	610	669
Liabilities related to separate accounts	11,251	10,404

Total Liabilities	51,076	50,104

Members’ Equity
Retained earnings	6,088	5,590
Accumulated other comprehensive income	334	1,056

Total Members’ Equity	6,422	6,646

Total Liabilities and Members’ Equity	$57,498	$56,750

The accompanying notes are an integral part of these consolidated financial statements.

7

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Revenues
Premiums	$1,220	$1,217	$1,253
Net investment income	2,250	2,194	2,144
Realized investment gains, net	83	269	89
Contract charges	600	569	536
Other revenue	244	220	178

Total Revenues	4,397	4,469	4,200

Benefits and Expenses
Contract claims and other benefits	1,119	1,031	998
Increase in contract reserves	602	660	664
Interest credited	998	1,013	1,053
Dividends to members	250	251	281

Total benefits	2,969	2,955	2,996

Underwriting, acquisition and insurance expenses	566	653	665
Amortization of deferred acquisition costs	196	225	151
Fraternal benefits and expenses	168	148	136

Total expenses	930	1,026	952

Total Benefits and Expenses	3,899	3,981	3,948

Net Income	$498	$488	$252

The accompanying notes are an integral part of these consolidated financial statements.

8

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of January 1, 2003	$4,850	$805	$5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268

Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	5,590	1,056	6,646

Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	$6,088	$334	$6,422

The accompanying notes are an integral part of these consolidated financial statements.

9

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Operating Activities
Net income	$498	$488	$252
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	620	588	534
Change in contractholder funds	574	(53)	360
Change in deferred acquisition costs	(21)	(16)	(114)
Realized investment (gains) losses, net	(83)	(269)	(89)
Changes in other assets and liabilities	(28)	99	140

Net Cash Provided by Operating Activities	1,560	837	1,083

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	11,524	12,363	9,581
Cost of fixed maturity securities acquired	(10,742)	(13,566)	(13,246)
Proceeds from sales of equity securities	797	1,572	918
Cost of equity securities acquired	(919)	(1,187)	(611)
Proceeds from mortgage loans sold, matured or repaid	983	770	962
Cost of mortgage loans acquired	(1,676)	(915)	(952)
Sales (purchases) of fixed maturity securities under mortgage roll program, net	(816)	(614)	1,319
Contract loans repaid (issued), net	9	9	16
Sales (purchases) of short-term investments, net	311	(1,958)	(324)
Change in collateral held for securities lending	(353)	2,289	—
Other, net	(395)	(827)	192

Net Cash Used in Investing Activities	(1,277)	(2,064)	(2,145)

Financing Activities
Universal life and investment contract receipts	1,522	1,638	1,937
Universal life and investment contract withdrawals	(1,924)	(959)	(877)

Net Cash Provided by (Used in) Financing Activities	(402)	679	1,060

Net Change in Cash and Cash Equivalents	(119)	(548)	(2)
Cash and Cash Equivalents, Beginning of Year	1,203	1,751	1,753

Cash and Cash Equivalents, End of Year	$1,084	$1,203	$1,751

The accompanying notes are an integral part of these consolidated financial statements.

10

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as mutual funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Investments in fixed maturity securities are classified as available-for-sale and carried at fair value. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities: Investments in equity securities are classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

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Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued primarily using the equity basis. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities: Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.2 billion and $1.3 billion in the mortgage roll program outstanding as of December 31, 2005 and 2004, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the

12

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Deferred Acquisition Costs, continued

amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At December 31, 2005 and 2004, reserves totaling $3 million and $2 million, respectively for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

13

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Insurance Revenues and Benefits, continued

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2005, 2004 and 2003 totaled $6 million, $17 million and $20 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2005 and 2004 of $37 million and $41 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration

14

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 -revised 2003 (SFAS 132R), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2005

Loan-backed obligations of U.S. Government corporations and agencies	$5,309	$14	$79	$5,244
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	987	20	5	1,002
Corporate and other bonds	18,981	565	194	19,352
Mortgage & asset-backed securities	4,904	15	90	4,829

Total fixed maturity securities	$30,181	$614	$368	$30,427

December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$18	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	3	1,222
Corporate and other bonds	17,512	1,102	41	18,573
Mortgage & asset-backed securities	4,694	66	22	4,738

Total fixed maturity securities	$29,686	$1,242	$84	$30,844

15

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	82	$2,032	$34	45	$1,536	$45
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	17	367	4	5	48	1
Corporate and other bonds	924	5,916	136	223	1,566	58
Mortgage & asset-backed securities	141	2,584	45	67	1,372	45

Fixed maturity securities	1,164	$10,899	$219	340	$4,522	$149

As of December 31, 2005, gross unrealized losses on fixed maturity securities totaled $368 million comprising 1,504 issuers. Of this amount, $149 million, comprised of 340 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2005 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$1,221	$1,226
Due after one year through five years	6,040	6,119
Due after five years through ten years	8,306	8,421
Due after ten years	4,401	4,588
Loan-backed obligations of U.S. Government Corporations and agencies	5,309	5,244
Mortgage and asset-backed securities	4,904	4,829

Total fixed maturity securities	$30,181	$30,427

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2005 and 2004 are summarized as follows (in millions):

	2005	2004
Cost	$862	$822
Gross unrealized gains	214	176
Gross unrealized losses	(30)	(8)

Fair value	$1,046	$990

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Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

Included in the equities securities balances discussed above is approximately $57 million and $42 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2005 and 2004, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	167	$173	$25	23	$33	$5

As of December 31, 2005, gross unrealized losses on equity securities totaled $30 million comprising 190 issuers. Of this amount, $5 million, comprised of 23 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2005 and 2004, were as follows (in millions):

	2005	2004
Commercial	$5,651	$5,003
Church	824	768
Non-commercial	305	269

	6,780	6,040

Allowance for credit losses	(32)	(30)

Total	$6,748	$6,010

Impaired mortgage loans:
With allowance for uncollectible loans	$—	$—
Without allowance for uncollectible loans	$3	$23
Allowance for credit losses on impaired mortgage loans	$—	$1
Average investment in impaired loans	$11	$28

The change in the allowance for credit losses for the years ended December 31, 2005, 2004 and 2003 was as follows (in millions):

	2005	2004	2003
Allowance for credit losses, beginning of year	$30	$35	$75
Net additions (reductions)	2	(5)	(40)

Allowance for credit losses, end of year	$32	$30	$35

17

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.2 million, $2 million and $3 million during the years ended December 31, 2005, 2004 and 2003, respectively.

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2005 and 2004 were as follows:

	2005	2004
Geographic Region
Pacific	24%	22%
South Atlantic	22	26
East North Central	13	14
West North Central	12	11
Mountain	10	10
Other	19	17

Total	100%	100%

Property Type
Industrial	30%	30%
Office	18	18
Retail	17	18
Hotels/Motels	1	1
Apartments	8	8
Other	26	25

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign currency swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian and Australian denominated securities. The swaps convert a stream of Canadian or Australian dollar payments to U.S. dollar payments. The swaps are valued at market value at each reporting period and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps and interest payments received are recorded as a component of net investment income.

18

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Total rate of return swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial began entering into such contracts in 2005. Cash paid for the future contract is recorded in other invested assets. The future contracts are valued at market value at each reporting period and the change in the market value is recognized in earnings.

Covered written call options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability and at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2005 and 2004, $18 million and $52 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other invested assets. These embedded derivatives are valued at market value at each reporting period and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31, 2005 and 2004 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2005

Foreign currency swaps	$—	$—	$4	$57
Total rate of return swaps	1	100	—	—
Futures	6	6	—	—
Convertible bonds and preferred stocks	474	564	—	—

Total	$481	$670	$4	$57

December 31, 2004

Foreign currency swaps	$—	$—	$5	$15
Total rate of return swaps	1	50	—	—
Futures	—	—	—	—
Convertible bonds and preferred stocks	241	372	—	—

Total	$242	$422	$5	$15

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Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Convertible Bonds and Preferred Stocks, continued

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Investment Income

Investment income by type of investment for the years ended December 31, 2005, 2004 and 2003 is summarized as follows (in millions):

	2005	2004	2003
Fixed maturity securities	$1,620	$1,588	$1,533
Equity securities	36	42	36

Mortgage loans	463	434	459
Contract loans	87	87	88

Other invested assets	76	72	80

	2,282	2,223	2,196
Investment expenses	32	29	52

Net investment income	$2,250	$2,194	$2,144

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2005, 2004 and 2003, were as follows (in millions):

	2005	2004	2003
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$187	$304	$335
Gross losses	(160)	(148)	(170)

Equity securities
Gross gains	96	166	87
Gross losses	(37)	(57)	(86)
Other	—	—	1

	86	265	167

Provisions for losses:
Fixed maturity securities	(1)	(1)	(56)
Equity securities	—	—	(62)
Mortgage loans	(2)	5	40

	(3)	4	(78)

Realized investment gains(losses), net	$83	$269	$89

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $10.5 billion, $11.6 billion and $4.5 billion for the years ended December 31, 2005, 2004 and 2003, respectively.

20

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2005 and 2004 are shown below (in millions):

	2005	2004
Unrealized investment gains	$410	$1,316
Deferred acquisition cost adjustment	(30)	(233)
Deferred income tax adjustment	2	(4)
Minimum pension liability adjustment	(48)	(23)

Total	$334	$1,056

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2005, 2004 and 2003 are as follow (in millions):

	2005	2004	2003
Unrealized investment gains and losses arising during the period on securities available for sale	$(821)	$62	$438
Reclassification adjustment for realized gains and losses included in net income	(85)	(264)	(48)
Change in deferred acquisition costs due to unrealized investment gains and losses	203	98	(29)
Change in deferred income taxes due to unrealized investment gains and losses	6	(1)	3
Minimum pension liability adjustment	(25)	(5)	(3)

Total other comprehensive income (loss)	$(722)	$(110)	$361

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Balance at beginning of year	$2,155	$2,139	$2,025
Capitalization of acquisition costs	217	241	265

Acquisition costs amortized	(196)	(225)	(151)

	2,176	2,155	2,139

Adjustment for unrealized investment gains and losses	(30)	(233)	(331)

Balance at end of year	$2,146	$1,922	$1,808

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Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2005 and 2004 are as follows (in millions):

	2005	2004
Buildings	$143	$140
Furniture and equipment	264	238
Other	17	17

	424	395
Accumulated depreciation	(278)	(233)

Property and equipment, net	$146	$162

Depreciation expense for the years ended December 31, 2005, 2004 and 2003 was $46 million, $44 million and $43 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	Retirement Plans			Other Plans
	2005	2004	2003	2005	2004	2003
Service cost	$18	$19	$19	$3	$2	$3
Interest cost	35	35	36	6	6	5
Expected return on plan assets	(47)	(44)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	2	—	—	1	2	—

Periodic cost	$7	$9	$11	$9	$9	$7

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Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2005 and 2004 were as follows (in millions):

	Retirement Plans		Other Plans
	2005	2004	2005	2004
Change in benefit obligation:
Benefit obligation at beginning of year	$611	$576	$120	$96
Service cost	18	19	2	3
Interest cost	35	35	6	5
Actuarial (gain) loss	13	9	(17)	23
Benefits paid	(27)	(28)	(7)	(7)

Benefit obligation at end of year	650	611	104	120

Change in plan assets:
Fair value of plan assets at beginning of year	515	445	—	—
Actual return on plan assets	40	60	—	—
Employer contribution	29	38	7	7
Benefits paid	(27)	(28)	(7)	(7)

Fair value of plan assets at end of year	557	515	—	—

Funded status	(93)	(96)	(104)	(120)
Unrecognized net losses	116	98	35	54
Unrecognized prior service cost	(6)	(7)	(6)	(8)

	17	(5)	(75)	(74)

Additional minimum pension liability	(48)	(23)	—	—

Accrued pension liability at end of year	$(31)	$(28)	$(75)	$(74)

Accumulated benefit obligation	$588	$543	$104	$120

	Retirement Plans		Other Benefits
	2005	2004	2005		2004
Weighted average assumptions at end of year
Discount rate	5.50%	5.75%	5.50%		5.75%
Expected return on plan assets	8.50%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.00%	3.25%	n/a	%	n/a	%

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2006 trending down to five percent in 2011. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2005 total service and interest cost by $1 million and the postretirement health care benefit obligation by $8 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the

23

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Act) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

As of December 31, 2005 and 2004, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million and $23 million at December 31, 2005 and 2004, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2006—$34 million; 2007—$35 million; 2008—$36 million; 2009—$37 million; 2010—$39 million and 2011 to 2015—$227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. At January 1, 2004, plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

The weighted average asset allocations as of December 31, 2005 and 2004 were as follows:

	Pension Asset Allocation		Target Allocation
	2005	2004	2005	2004
Asset Category
Equity securities	65%	61%	60%	60%
Fixed income and other securities	35	39	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2006.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect

24

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2005 and 2004, $132 million and $135 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2005, 2004 and 2003, Thrivent Financial contributed $21 million, $24 million and $19 million, respectively, to these plans.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years end December 31, 2005, 2004 and 2003 is summarized below (in millions):

	2005	2004	2003
Net balance at January 1	$440	$339	$302

Incurred related to:
Current year	204	221	170
Prior years	(60)	42	15

	144	263	185

Paid related to:
Current year	69	70	69
Prior years	103	92	79

	172	162	148

Net balance at December 31	$412	$440	$339

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provided for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claim experience. During the year ended December 2004, Thrivent Financial updated its assumptions regarding the ultimate expected experience for claim payments which resulted in an increase to claim reserves of approximately $47 million. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

25

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Direct premiums	$1,253	$1,247	$1,277
Reinsurance ceded	(33)	(30)	(24)

Net premiums	$1,220	$1,217	$1,253

Direct contract charges	$607	$575	$542
Reinsurance ceded	(7)	(6)	(6)

Net contract charges	$600	$569	$536

Reinsurance recoveries	$6	$6	$8

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2005 and 2004 were $108 million and $83 million, respectively.

Three reinsurance companies account for approximately 87% of the reinsurance recoverable at December 31, 2005. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

26

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2005 and 2004 are as follows (in millions):

	2005		2004
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,427	$30,427	$30,844	$30,844
Equity securities	1,046	1,046	990	990
Mortgage loans	6,748	6,932	6,010	6,365
Contract loans	1,238	1,238	1,247	1,247
Short-term investments	2,089	2,089	2,949	2,949
Cash and cash equivalents	1,084	1,084	1,203	1,203
Separate account assets	11,251	11,251	10,404	10,404

Financial Liabilities:
Deferred annuities	12,625	12,525	12,779	12,674
Separate account liabilities	11,251	11,251	10,404	10,404
Other	1,869	1,869	1,803	1,803

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation

27

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities, continued

Litigation, continued

proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates of $354 million as of both December 31, 2005 and 2004, respectively. Commitments to purchase other invested assets were $737 million and $120 million as of December 31, 2005 and 2004, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively. Future minimum aggregate rental commitments as of December 31, 2005 for operating leases were as follows: 2006—$10 million; 2007—$8 million; 2008—$5 million; 2009—$1 million and 2010—$1 million.

Fraternal Commitment

During 2005, Thrivent Financial announced a commitment to Habitat for Humanity to help build an estimated 500 homes a year over four years. Thrivent Financial will provide funding of approximately $105 million over the four year period as certain milestones are achieved.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

28

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003 for Thrivent Financial is as follows (in millions):

		2005	2004
Admitted assets		$50,816	$49,324

Liabilities		$47,237	$46,264
Surplus		3,579	3,060

Total liabilities and surplus		$50,816	$49,324

	2005	2004	2003
Gain from operations before net realized capital gains and losses	$456	$221	$85
Net realized capital gains (losses)	66	106	(95)

Net income (loss)	522	327	(10)
Total other changes	(3)	(116)	215

Net change in unassigned surplus	$519	$211	$205

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Insurance Account A (the Account) (comprising, respectively, the Mid Cap Growth, Partner International Stock, Large Cap Growth, High Yield, Income, and Money Market Subaccounts) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Insurance Account A at December 31, 2005, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 27, 2006

30

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2005	Mid Cap Growth Subaccount	Partner International Stock Subaccount	Large Cap Growth Subaccount
Assets:
Series funds, at fair value	$42,912,850	$23,593,429	$86,177,051

Total Assets	42,912,850	23,593,429	86,177,051

Total Liabilities	—	—	—

Net Assets	$42,912,850	$23,593,429	$86,177,051

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$42,912,850	$23,593,429	$86,177,051

Net Assets	$42,912,850	$23,593,429	$86,177,051

Accumulation units outstanding	2,378,361	1,492,373	1,489,266
Unit value (accumulation)	$18.04	$15.81	$57.87

Series funds, at cost	$35,557,085	$19,934,438	$101,887,863
Series funds shares owned	2,647,275	1,731,183	5,500,125

As of December 31, 2005	High Yield Subaccount	Income Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$26,104,048	$19,077,080	$4,196,297

Total Assets	26,104,048	19,077,080	4,196,297

Total Liabilities	—	—	—

Net Assets	$26,104,048	$19,077,080	$4,196,297

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$26,104,048	$19,077,080	$4,196,297

Net Assets	$26,104,048	$19,077,080	$4,196,297

Accumulation units outstanding	778,497	559,018	1,951,193
Unit value (accumulation)	$33.53	$34.13	$2.15

Series funds, at cost	$37,174,931	$18,854,644	$4,196,297
Series funds shares owned	5,209,037	1,917,564	4,196,297

The accompanying notes are an integral part of these financial statements.

31

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Operations

For the year ended December 31, 2005	Mid Cap Growth Subaccount	Partner International Stock Subaccount	Large Cap Growth Subaccount
Dividends	$71	$234,351	$668,776
Mortality & expense risk charges	(237,746)	(125,839)	(497,992)

Net investment income(loss)	(237,675)	108,512	170,784

Net Realized and Unrealized Gain(Loss) on Investments
Net realized gains(loss) on investments	275,301	70,737	(2,244,797)
Capital gain distributions	—	—	—
Change in unrealized appreciation(depreciation) of investments	4,076,994	2,529,559	7,181,160

Net gain(loss) on investments	4,352,295	2,600,296	4,936,363

Net increase(decrease) in net assets resulting from operations	$4,114,620	$2,708,808	$5,107,147

For the year ended December 31, 2005	High Yield Subaccount	Income Subaccount	Money Market Subaccount
Dividends	$2,139,777	$913,038	$119,558
Mortality & expense risk charges	(159,456)	(116,785)	(25,597)

Net investment income(loss)	1,980,321	796,253	93,961

Net Realized and Unrealized Gain(Loss) on Investments
Net realized gains(loss) on investments	(1,299,780)	51,547	—
Capital gain distributions	—	69,847	—
Change in unrealized appreciation(depreciation) of investments	202,186	(592,327)	—

Net gain(loss) on investments	(1,097,594)	(470,933)	—

Net increase(decrease) in net assets resulting from operations	$882,727	$325,320	$93,961

The accompanying notes are an integral part of these financial statements.

32

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets

For the years ended	Mid Cap Growth Subaccount		Partner International Stock Subaccount
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(237,675)	$(181,938)	$108,512	$139,147
Net realized gains(loss) on investments	275,301	(65,057)	70,737	(83,434)
Change in net unrealized appreciation(depreciation) on investments	4,076,994	4,283,319	2,529,559	2,604,680

Net Change in Net Assets Resulting from Operations	4,114,620	4,036,324	2,708,808	2,660,393

Unit Transactions:
Proceeds from units issued	4,778,810	4,587,757	2,311,039	2,502,728
Death benefits	(73,252)	(95,858)	(21,524)	(40,312)
Surrenders and terminations	(2,380,425)	(1,679,849)	(1,246,037)	(1,077,604)
Cost of insurance and administrative charges	(2,883,812)	(2,419,256)	(1,493,026)	(1,422,155)
Policy loans	(272,042)	(271,078)	(108,171)	(126,448)
Transfers between subaccounts	252,390	16,418,818	969,325	174,481

Net Change in Net Assets from Unit Transactions	(578,331)	16,540,534	411,606	10,690

Net Change in Net Assets	3,536,289	20,576,858	3,120,414	2,671,083

Net Assets Beginning of Period	39,376,561	18,799,703	20,473,015	17,801,932

Net Assets End of Period	$42,912,850	$39,376,561	$23,593,429	$20,473,015

For the years ended	Large Cap Growth Subaccount		High Yield Subaccount
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$170,784	$(80,415)	$1,980,321	$1,984,335
Net realized gains(loss) on investments	(2,244,797)	(2,021,575)	(1,299,780)	(1,033,769)
Change in net unrealized appreciation(depreciation) on investments	7,181,160	7,750,008	202,186	1,455,424

Net Change in Net Assets Resulting from Operations	5,107,147	5,648,018	882,727	2,405,990

Unit Transactions:
Proceeds from units issued	9,413,719	10,680,383	2,530,404	2,780,173
Death benefits	(406,146)	(281,082)	(154,226)	(129,154)
Surrenders and terminations	(6,652,643)	(4,414,888)	(1,599,205)	(1,315,802)
Cost of insurance and administrative charges	(6,027,125)	(6,302,062)	(2,001,561)	(2,091,554)
Policy loans	(273,785)	(621,934)	(84,921)	(166,923)
Transfers between subaccounts	(1,049,604)	(388,442)	(900,936)	(143,123)

Net Change in Net Assets from Unit Transactions	(4,995,584)	(1,328,025)	(2,210,445)	(1,066,383)

Net Change in Net Assets	111,563	4,319,993	(1,327,718)	1,339,607

Net Assets Beginning of Period	86,065,488	81,745,495	27,431,766	26,092,159

Net Assets End of Period	$86,177,051	$86,065,488	$26,104,048	$27,431,766

The accompanying notes are an integral part of these financial statements.

33

THRIVENT VARIABLE INSURANCE ACCOUNT A

Statements of Changes in Net Assets (continued)

For the years ended	Income Subaccount		Money Market Subaccount
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$796,253	$752,759	$93,961	$17,864
Net realized gains(loss) on investments	121,394	68,494	—	—
Change in net unrealized appreciation(depreciation) on investments	(592,327)	(16,263)	—	—

Net Change in Net Assets Resulting from Operations	325,320	804,990	93,961	17,864

Unit Transactions:
Proceeds from units issued	1,737,119	1,965,960	678,090	623,775
Death benefits	(131,649)	(105,008)	(37,121)	(9,145)
Surrenders and terminations	(1,320,103)	(924,526)	(412,024)	(1,084,120)
Cost of insurance and administrative charges	(1,432,391)	(1,526,190)	(455,848)	(520,683)
Policy loans	(61,328)	(42,949)	(24,235)	9,386
Transfers between subaccounts	(91,550)	(400,926)	(384,364)	317,114

Net Change in Net Assets from Unit Transactions	(1,299,902)	(1,033,639)	(635,502)	(663,673)

Net Change in Net Assets	(974,582)	(228,649)	(541,541)	(645,809)

Net Assets Beginning of Period	20,051,662	20,280,311	4,737,838	5,383,647

Net Assets End of Period	$19,077,080	$20,051,662	$4,196,297	$4,737,838

The accompanying notes are an integral part of these financial statements.

34

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements

December 31, 2005

(1) ORGANIZATION

The Thrivent Variable Insurance Account A (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains six subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (the Fund), as follows:

Subaccount	Series
Mid Cap Growth	Thrivent Series Fund, Inc.—Mid Cap Growth Portfolio(a)
Partner International Stock	Thrivent Series Fund, Inc.—Partner International Stock Portfolio
Large Cap Growth	Thrivent Series Fund, Inc.—Large Cap Growth Portfolio
High Yield	Thrivent Series Fund, Inc.—High Yield Portfolio
Income	Thrivent Series Fund, Inc.—Income Portfolio
Money Market	Thrivent Series Fund, Inc.—Money Market Portfolio

(a)	Lutheran Brotherhood (LB) Series Fund, Inc. —Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc.—Mid Cap Growth Portfolio as of April 30, 2004.

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

35

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial less deductions for sales distribution expenses of 5% of the gross contract premium.

A monthly charge is deducted from the cash value of the contract by Thrivent Financial for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.

A transfer fee of $20 is deducted upon each transfer in excess of 12 per contract year for Variable Universal Life 1 contracts only.

There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less.

A charge is deducted from the cash value of the contract to compensate Thrivent Financial for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount. The charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease is zero after fifteen years. This charge deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2005, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets	Subaccount	% of Average Net Assets
Mid Cap Growth	0.40%	High Yield	0.40%
Partner International Stock	0.85%	Income	0.40%
Large Cap Growth	0.40%	Money Market	0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Mid Cap Growth	Partner International Stock	Large Cap Growth	High Yield	Income	Money Market
Units Outstanding at December 31, 2003	1,275,611	1,463,149	1,608,369	880,893	629,146	2,568,791
Units Issued	1,622,888	300,429	283,331	130,817	93,532	1,288,581
Units Redeemed	(484,742)	(299,805)	(309,576)	(165,807)	(125,190)	(1,605,037)

Units Outstanding at December 31, 2004	2,413,757	1,463,773	1,582,124	845,903	597,488	2,252,335
Units Issued	440,063	313,018	248,895	113,960	90,376	519,327
Units Redeemed	(475,459)	(284,418)	(341,753)	(181,366)	(128,846)	(820,469)

Units Outstanding at December 31, 2005	2,378,361	1,492,373	1,489,266	778,497	559,018	1,951,193

36

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2005 were as follows:

Subaccount	Purchases	Sales
Mid Cap Growth	$1,964,769	$2,780,775
Partner International Stock	1,716,493	1,196,375
Large Cap Growth	3,365,675	8,190,473
High Yield	2,815,312	3,045,437
Income	1,686,941	2,120,744
Money Market	592,531	1,134,072

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2005, follows:

Subaccount	2005	2004	2003	2002	2001
Mid Cap Growth
Units	2,378,361	2,413,757	1,275,611	1,209,982	1,043,993
Unit value	$18.04	$16.31	$14.74	$10.91	$14.85
Net assets	$42,912,850	$39,376,561	$18,799,703	$13,198,209	$15,500,029.0
Ratio of expenses to net assets(a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio(b)	0.00%	0.00%	0.00%	0.14%	0.40%
Total return(c)	10.60%	10.69%	35.11%	(26.53)%	(20.23)%

Partner International Stock
Units	1,492,373	1,463,773	1,463,149	1,442,747	1,364,322
Unit value	$15.81	$13.99	$12.17	$9.32	$11.36
Net assets	$23,593,429	$20,473,015	$17,801,932	$13,452,650	$15,500,144
Ratio of expenses to net assets(a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio(b)	1.11%	1.36%	1.45%	0.52%	0.37%
Total return(c)	13.03%	14.96%	30.49%	(17.93)%	(21.51)%

Large Cap Growth
Units	1,489,266	1,582,124	1,608,369	1,597,948	1,545,702
Unit value	$57.87	$54.40	$50.83	$39.18	$56.31
Net assets	$86,177,051	$86,065,488	$81,745,495	$62,613,082	$87,040,038
Ratio of expenses to net assets(a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio(b)	0.80%	0.50%	0.52%	0.60%	0.22%
Total return(c)	6.37%	7.03%	29.71%	(30.42)%	(19.62)%

High Yield
Units	778,497	845,903	880,893	899,266	906,566
Unit value	$33.53	$32.43	$29.62	$23.28	$25.64
Net assets	$26,104,048	$27,431,766	$26,092,159	$20,935,520	$23,242,810
Ratio of expenses to net assets(a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio(b)	8.03%	8.13%	9.00%	12.41%	13.00%
Total return(c)	3.40%	9.48%	27.23%	(9.19)%	(4.18)%

37

THRIVENT VARIABLE INSURANCE ACCOUNT A

Notes to Financial Statements (continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Income
Units	559,018	597,488	629,146	646,681	555,472
Unit value	$34.13	$33.56	$32.23	$29.88	$28.43
Net assets	$19,077,080	$20,051,662	$20,280,311	$19,325,688	$15,792,109
Ratio of expenses to net assets(a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio(b)	4.68%	4.36%	4.47%	5.77%	6.10%
Total return(c)	1.69%	4.11%	7.86%	5.11%	6.73%

Money Market
Units	1,951,193	2,252,335	2,568,791	3,015,306	2,671,411
Unit value	$2.15	$2.10	$2.10	$2.09	$2.07
Net assets	$4,196,297	$4,737,838	$5,383,647	$6,304,602	$5,536,101
Ratio of expenses to net assets(a)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio(b)	2.80%	0.96%	0.84%	1.63%	3.74%
Total return(c)	2.24%	0.37%	0.24%	0.90%	3.38%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.

38

PART C: OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i)	Resolutions of Board of Directors of the Depositor authorizing the establishment of the Registrant (2)
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the Registrant to change its name (3)
(b)	Custodian Agreements—Not applicable
(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) *
(c)(ii)	Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the Contracts (4)
(d)(i)	Form of Contract (1)(2)
(d)(ii)	Available Contract Riders (1)(2)
(e)	Contract Application Form (2)
(f)	Depositor’s Articles of Incorporation (as amended May 21, 2002) and Bylaws (as amended February 5, 2004) (6)
(g)	Reinsurance Contracts (5)
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc Dated December 31, 2003 (6)
(i)	Administrative Contracts—Not applicable
(j)	Other Material Contracts—Not applicable
(k)	Opinion and Consent of Counsel *
(l)	Actuarial Opinion—Not applicable
(m)	Calculation—Not applicable
(n)	Consent of Independent Auditors—Ernst & Young LLP *
(o)	Omitted Financial Statements—Not applicable
(p)	Initial Capital Agreements—Not applicable
(q)	Redeemability Exemption (2)
(r)	Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, Robert H. Hoffman, James M. Hushagen, F. Mark Kuhlman Timothy J. Lehman, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Frank H. Moeller, Bruce J. Nicholson, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, Adrian M. Tocklin, Paul B. Zastrow, Thomas R. Zehnder, and Randall L. Boushek *

*	Filed herewith.
(1)	Incorporated by reference from post-effective amendment No. 5 to the registration statement on Form S-6 of LB Variable Insurance Account I, Registration No. 33-72386, filed on February 28, 1997.
(2)	Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of LB Variable Insurance Account I, Registration No. 33-72386, filed on April 29, 1998.
(3)	Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on August 29, 2002.
(4)	Incorporated by reference from post-effective amendment No. 9 to the registration statement on Form N-6 by Thrivent Variable Life Account I, Registration No. 333-31011, filed on October 29, 2002.
(5)	Incorporated by reference from initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on February 26, 2003.
(6)	Incorporated by reference from post-effective amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on April 19, 2004.

1

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	Chairman of the Board, President & Chief Executive Officer

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, MO 63141	Director

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, PA 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 3728 North Mankato, MN 56002-3728	Director

James M. Hushagen Eisenhower & Carlson 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Director

Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah, Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke The Lutheran Church—Missouri Synod Worker Benefit Plans 1333 South Kirkwood Road St. Louis, MO 63122	Director

Frank H. Moeller St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, TX 78704	Director

2

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78714	Director

Dr. Albert K. Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

Allan R. Spies 747 Detroit Street Denver, CO 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, FL 33715	Director

Rev. Thomas R. Zehnder PO Box 135 8435 West Pine Ridge Circle Baileys Harbor, WI 54202-0315	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Nikki L. Sorum	Senior Vice President, Marketing

Russell W. Swansen	Senior Vice President—Chief Investment Officer

James A. Thomsen	Senior Vice President, Field Distribution

Marie A. Uhrich	Senior Vice President, Communications

Katie S. Kloster	Vice President and Rule 206(4)—7 Chief Compliance Officer

Paul B. Zastrow	Treasurer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

3

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.; organized for the purpose of owning bank account withdrawal authorizations)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent )	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance company)

	Thrivent Insurance Agency, Inc. (Minnesota corp.; licensed life and health insurance agency)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Generation Way, Inc. (Minnesota corp.; currently not engaged in any form of business)

Wholly-owned subsidiary of Thrivent Life Insurance Company		Thrivent Asset Management LLC (DE limited liability company; investment adviser)

Item 29. Indemnification

Section 33 of Depositor’s Bylaws, Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

4

In addition, Section XII of the Investment Advisory Agreement between the Fund, and Thrivent Investment Mgt. contains a provision in which the Fund and Thrivent Investment Mgt. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other activity. Thrivent Investment Management is the principal underwriter of the contracts.

(b)	Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President

Randall L. Boushek	Director

Jennifer R. Relien	General Counsel and Secretary

James A. Thomsen	Director and President

Steven R. Wendt	Vice President and Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Marnie Loomans-Thuecks	Vice President

Thomas C. Schinke	Vice President

Vernon L. Hanson	Vice President

Thomas M. Kopatz	Vice President

(c)	Compensation from the Registrant. Not Applicable.

5

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 333-76152, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2006.

THRIVENT VARIABLE INSURANCE ACCOUNT A
(Registrant)

By THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By *
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2006.

THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By *
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of April, 2006.

* Bruce J. Nicholson	President and Chief Executive Officer (Chief Executive Officer)

* Randall L. Boushek	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

* Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)

A Majority of the Board of Directors:*

Richard E. Beumer	Richard C. Lundell	Dr. Albert Siu

Dr. Addie J. Butler	John P. McDaniel	Allan R. Spies

Robert H. Hoffman	Paul W. Middeke	Adrian M. Tocklin

James M. Hushagen	Frank H. Moeller	Rev. Thomas R. Zehnder

F. Mark Kuhlmann	Bruce J. Nicholson

Timothy J. Lehman	Dr. Kurt M. Senske

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

April 20, 2006	By: /s/ James M. Odland
James M. Odland, Attorney-in-Fact

7

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
c(i)	Principal Underwriting Agreement
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm—Ernst & Young LLP
r	Powers of Attorney

8